UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	47-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 873-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2024, the Board of Directors (the “Board”) of Guardion Health Sciences, Inc. (the “Company”) approved Amendment No. 2 (the “Amendment”) to the Second Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately. The Amendment reduced the number of directors of the Company from a range of three to seven directors to a range of one to two directors. The exact number of directors within the range is set, from time to time, by the Board. On November 14, 2024, the Board fixed the number of directors at two.

Effective as of November 14, 2024, Michaela Griggs and Don Gagliano resigned from the Board of the Company, in recognition of the reduced number of directors of the Company pursuant to the Amendment. The resignations of each of Ms. Griggs and Mr. Gagliano was not the result of any disagreement between either Ms. Griggs or Mr. Gagliano and the Company, its management, the Board or any committee of the Board, or with respect to any matter relating to the Company’s operations, policies or practices. As there are no disagreements as contemplated by Item 5.02(a) of Form 8-K, the Company is disclosing this information pursuant to Item 5.02(b) of Form 8-K. The remaining members of the Board are Robert N. Weingarten and Mark Goldstone.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 5.02 related to the Amendment is incorporated herein by reference.

This description is only a summary of the changes made to the Bylaws pursuant to the Amendment and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Amendment No. 2 to Second Amended and Restated Bylaws.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2024	GUARDION HEALTH SCIENCES, INC.
(Registrant)

	By:	/s/ Katie Cox
	Name:	Katie Cox
	Title:	Chief Accounting Officer